SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2004

WOLVERINE TUBE, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12164 (Commission File Number)	63-0970812 (IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000, Huntsville, Alabama (Address of principal executive offices)		35801 (Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

N/A
(Former name or former address, if changed since last report)

SIGNATURE
EX-99.1 PRESS RELEASE 04/06/04

Item 9. Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, pursuant to Regulation FD. On April 6, 2004, Wolverine, Tube, Inc. issued a press release announcing an amendment to its secured credit agreement to extend the term of the agreement, adjust certain covenants and make certain other changes. A copy of this press release is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit Index

Exhibit No.	Description of Document
99.1	Press release, dated April 6, 2004, issued by Wolverine Tube, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 6, 2004

WOLVERINE TUBE, INC.

	By:	/s/ James E. Deason

James E. Deason Executive Vice President, Chief Financial Officer, Secretary and Director

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